EXHIBIT 99.2

                    The Mortgage Loans - Seasoned Collateral

Scheduled Principal Balance:                                     $103,272,175
Number of Mortgage Loans:                                               1,475
Average Scheduled Principal Balance:                                  $70,015
Weighted Average Current Rate:                                         10.48%
Weighted Average Net Rate:                                              9.98%
Weighted Average Current FICO (1):                                        592
Weighted Average Current LTV Ratio:                                    68.34%
Weighted Average Stated Remaining Term (months):                          261
Weighted Average Seasoning (months):                                       83
Weighted Average Months to Roll:                                            4
Weighted Average Gross Margin:                                          5.72%
Weighted Average Net Margin:                                            5.22%
Weighted Average Next Adjustment Rate Cap:                              1.30%
Weighted Average Gross Maximum Lifetime Rate:                          15.16%

(1) 92% of the loans have FICO scores updated as of June 2003, while the remainder have a FICO score from the time of origination or thereafter.



                    Distribution by Current Principal Balance

                                    Aggregate
                       Number Of    Principal      Pct Of Mort                                  Average                     Weighted
  Current Principal    Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg       Avg
       Balance           Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------
$0 - $25,000              143     $  2,681,594        2.60%        11.58%           604         $ 18,752      47.17%          85
$25,001 - $50,000         531       20,178,799       19.54         11.16            602           38,002      63.18           82
$50,001 - $75,000         346       21,133,060       20.46         10.77            593           61,078      69.82           83
$75,001 - $100,000        198       17,096,445       16.55         10.30            589           86,346      70.36           82
$100,001 - $150,000       154       18,170,481       17.59         10.14            588          117,990      72.29           86
$150,001 - $200,000        56        9,386,115        9.09         10.19            604          167,609      70.61           85
$200,001 - $250,000        17        3,704,571        3.59          9.47            585          217,916      68.34           89
$250,001 - $300,000         9        2,458,509        2.38          9.53            566          273,168      67.67           83
$300,001 - $450,000        14        4,892,082        4.74         10.12            559          349,434      70.42           82
$450,001 - $650,000         7        3,570,518        3.46          9.80            585          510,074      66.61           80
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,475     $103,272,175      100.00%        10.48%           592         $ 70,015      68.34%          83
====================================================================================================================================



                          Distribution by Current Rate

                                    Aggregate
                       Number Of    Principal      Pct Of Mort                                  Average                     Weighted
                       Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg       Avg
 Current Rate            Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------
Below 7.00%                12       $1,103,821        1.07%         5.41%           578         $ 91,985      55.61%         149
7.00- 7.49%                 9        1,140,057        1.10          7.07            591          126,673      57.35          111
7.50- 7.99%                25        2,545,061        2.46          7.76            597          101,802      67.68           89
8.00- 8.49%                20        2,002,841        1.94          8.16            622          100,142      66.24           87
8.50- 8.99%                84        8,329,509        8.07          8.74            588           99,161      69.61           82
9.00- 9.49%                75        6,999,970        6.78          9.19            618           93,333      68.71           82
9.50- 9.99%               155       13,229,742       12.81          9.74            581           85,353      69.45           83
10.00-10.49%              172       12,226,542       11.84         10.22            610           71,085      67.30           83
10.50-10.99%              262       19,375,187       18.76         10.72            600           73,951      70.37           82
11.00-11.49%              191       11,738,119       11.37         11.21            582           61,456      70.32           81
11.50-11.99%              193       11,413,483       11.05         11.70            573           59,137      69.09           82
12.00-12.49%               87        5,086,437        4.93         12.18            582           58,465      68.92           81
12.50-12.99%               93        4,300,066        4.16         12.70            576           46,237      64.88           80
13.00-13.49%               36        1,529,912        1.48         13.19            572           42,498      64.80           80
13.50-13.99%               26          920,501        0.89         13.72            596           35,404      53.19           82
14.00% & Above             35        1,330,928        1.29         14.58            597           38,027      51.57           85
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,475     $103,272,175      100.00%        10.48%           592         $ 70,015      68.34%          83
====================================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by Lien

                                    Aggregate
                       Number Of    Principal      Pct Of Mort                                  Average                     Weighted
                       Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg       Avg
       Lien              Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------
 1                      1,452     $102,757,218       99.50%        10.47%           592         $ 70,769      68.57%          83
 2                         23          514,957        0.50         13.65            609           22,389      22.83           90
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                  1,475     $103,272,175      100.00%        10.48%           592         $ 70,015      68.34%          83
====================================================================================================================================



               Distribution by Rate Adjustment Frequency (Months)

                                    Aggregate
Rate Adjustment        Number Of    Principal      Pct Of Mort                                  Average                     Weighted
   Frequency           Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg       Avg
    (Months)             Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------
1                           5     $    694,581        0.67%         6.11%           568         $138,916      48.99%          172
6                         652       54,526,995       52.80         10.12            588           83,630      68.60            82
12                         12        1,286,893        1.25          7.51            581          107,241      63.28           114
36                          2          170,484        0.17          7.35            623           85,242      47.16           175
N/A                       804       46,593,222       45.12         11.07            596           57,952      68.54            83
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,475     $103,272,175      100.00%        10.48%           592         $ 70,015      68.34%           83
====================================================================================================================================



                      Distribution by Months to Rate Reset

                                    Aggregate
                       Number Of    Principal      Pct Of Mort                                  Average                     Weighted
  Months To Rate       Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg       Avg
      Reset              Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------
1-3                       268     $ 23,512,319       22.77%        10.01%           579         $ 87,733      68.58%           85
4-6                       394       32,462,753       31.43         10.02            594           82,393      67.82            82
7-12                        8          637,599        0.62          9.25            598           79,700      74.29           103
13-24                       1           66,282        0.06          7.12            581           66,282      42.74           124
N/A                       804       46,593,222       45.12         11.07            596           57,952      68.54            83
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,475     $103,272,175      100.00%        10.48%           592         $ 70,015      68.34%           83
====================================================================================================================================



                            Distribution by Next Cap

                                    Aggregate
                       Number Of    Principal      Pct Of Mort                                  Average                     Weighted
                       Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg       Avg
    Next Cap             Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------
0.00%                       7     $    821,563        0.80%         6.19%           567         $117,366      48.16%          172
1.00%                     261       24,204,396       23.44          9.71            590           92,737      69.18            83
1.50%                     390       30,306,190       29.35         10.45            586           77,708      68.27            80
2.00%                      13        1,346,803        1.30          7.54            591          103,600      60.38           123
N/A                       804       46,593,222       45.12         11.07            596           57,952      68.54            83
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,475     $103,272,175      100.00%        10.48%           592         $ 70,015      68.34%           83
====================================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Distribution by Life Maximum Rate

                                  Aggregate
                     Number Of    Principal      Pct Of Mort                                  Average
                     Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg   Weighted Avg
Life Maximum Rate      Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------
Below 7.00%                10       $1,067,650        1.03%         9.71%           546         $106,765      68.64%           88
7.00- 7.99%               102        9,640,226        9.33          9.46            600           94,512      66.31            84
12.00-12.99%                3          292,307        0.28          5.31            535           97,436      31.06           174
13.00-13.99%               11        1,277,470        1.24          6.80            585          116,134      55.99           118
14.00-14.99%               18        1,723,397        1.67          7.77            597           95,744      62.43           105
15.00-15.99%               58        5,930,091        5.74          8.95            588          102,243      70.85            82
16.00-16.99%              138       12,885,744       12.48          9.60            593           93,375      69.79            82
17.00-17.99%              156       12,560,726       12.16         10.50            591           80,517      70.72            79
18.00-18.99%              103        7,334,884        7.10         11.37            566           71,212      69.14            82
19.00% & Above             72        3,966,458        3.84         12.55            581           55,090      62.68            80
N/A                       804       46,593,222       45.12         11.07            596           57,952      68.54            83
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,475     $103,272,175      100.00%        10.48%           592         $ 70,015      68.34%           83
====================================================================================================================================



                             Distribution by Margin

                                    Aggregate
                       Number Of    Principal      Pct Of Mort                                  Average                     Weighted
                       Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg       Avg
   Margin                Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------
2.00- 3.99%                22     $  2,318,694        2.25%         6.88%           570         $105,395      53.24%         146
4.00- 4.49%                 4          219,722        0.21          8.40            629           54,930      58.13           91
4.50- 4.99%                52        5,693,427        5.51          9.17            593          109,489      67.17           85
5.00- 5.49%               118       12,569,910       12.17          9.69            595          106,525      70.32           83
5.50- 5.99%               162       14,953,164       14.48          9.87            589           92,303      71.91           80
6.00- 6.49%               147       10,529,585       10.20         10.46            589           71,630      66.44           80
6.50- 6.99%                93        6,351,016        6.15         10.80            579           68,290      66.60           79
7.00- 7.49%                47        2,494,711        2.42         11.72            565           53,079      66.20           80
7.50- 7.99%                15          988,941        0.96         12.24            569           65,929      61.59           78
8.00- 8.49%                 7          371,837        0.36         12.98            597           53,120      71.45           75
8.50% & Above               4          187,945        0.18         13.97            612           46,986      59.74           74
N/A                       804       46,593,222       45.12         11.07            596           57,952      68.54           83
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,475     $103,272,175      100.00%        10.48%           592         $ 70,015      68.34%          83
====================================================================================================================================



                          Distribution by Product Type

                                    Aggregate
                       Number Of    Principal      Pct Of Mort                                  Average                     Weighted
                       Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg       Avg
   Product Type          Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------
1 yr ARM                   15     $  1,624,822        1.57%         7.26%           573         $108,321      53.96%          136
3 yr ARM                    2          170,484        0.17          7.35            623           85,242      47.16           175
6 MO LIBOR                559       48,124,579       46.60         10.17            588           86,090      68.85            80
COFI                        3          358,656        0.35          4.88            596          119,552      66.26           160
Fixed                     804       46,593,222       45.12         11.07            596           57,952      68.54            83
N/A                        92        6,400,412        6.20          9.84            589           69,570      67.43            90
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,475     $103,272,175      100.00%        10.48%           592         $ 70,015      68.34%           83
====================================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Amortization

                                    Aggregate
                       Number Of    Principal      Pct Of Mort                                  Average                     Weighted
                       Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg       Avg
  Amortization          Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------
10 Yr. Amortization         8     $    145,498        0.14%        11.41%           612         $ 18,187      25.83%          78
15 Yr. Amortization       187        5,863,111        5.68         11.23            627           31,354      49.01           82
15 Yr. Balloon             50        2,753,277        2.67         11.13            585           55,066      75.36           80
30 Yr. Amortization     1,223       94,059,540       91.08         10.41            590           76,909      69.35           84
30 Yr. Balloon              7          450,749        0.44         11.46            551           64,393      80.14           81
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,475     $103,272,175      100.00%        10.48%           592         $ 70,015      68.34%          83
====================================================================================================================================



                             Distribution by Loan MI

                                    Aggregate
                       Number Of    Principal      Pct Of Mort                                  Average                     Weighted
                       Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg       Avg
    Loan MI              Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------
> 80 LTV, MI                9     $    843,968        0.82%         7.90%           526         $ 93,774      96.51%          45
> 80 LTV, No MI           236       19,776,079       19.15         10.54            568           83,797      84.95           80
Under 80                1,230       82,652,128       80.03         10.50            598           67,197      64.08           84
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,475     $103,272,175      100.00%        10.48%           592         $ 70,015      68.34%          83
====================================================================================================================================



                            Distribution by Zip Code

                                    Aggregate
                       Number Of    Principal      Pct Of Mort                                  Average                     Weighted
                       Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg       Avg
  Zip Code               Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------
33016                       3     $    898,411        0.87%        10.93%           580         $299,470      82.43%          87
92570                      13          756,219        0.73         10.74            654           58,171      61.47           85
91710                       2          639,162        0.62          9.32            705          319,581      53.22           85
80110                       1          617,033        0.60         11.50            495          617,033      63.61           83
92592                       1          486,800        0.47          9.85            561          486,800      75.83           76
91001                       1          481,189        0.47          9.37            580          481,189      54.99           78
93960                       1          474,176        0.46          8.50            586          474,176      66.32           74
06840                       1          471,293        0.46          9.08            516          471,293      76.63           77
84117                       1          425,858        0.41          8.62            547          425,858      53.23           87
93550                       4          423,820        0.41         10.09            664          105,955      72.64           82
 All Other              1,447       97,598,214       94.51         10.51            592           67,449      68.44           83
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                  1,475     $103,272,175      100.00%        10.48%           592         $ 70,015      68.34%          83
====================================================================================================================================



                              Distribution by State

                                    Aggregate
                       Number Of    Principal      Pct Of Mort                                  Average                     Weighted
                       Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg       Avg
       State             Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------
 California-South         191     $ 16,698,979       16.17%         9.78%           606         $ 87,429      65.04%          89
 California-North         102        8,677,558        8.40         10.09            604           85,074      66.87           84
 Oregon                   121        8,095,423        7.84         10.50            615           66,904      64.36           81
 Washington               127        7,564,242        7.32         10.48            602           59,561      64.37           83
 Florida                   98        6,836,163        6.62         10.80            582           69,757      70.25           83
 Georgia                   90        5,536,557        5.36         10.97            581           61,517      74.84           81
 Texas                     55        4,390,808        4.25         10.20            572           79,833      74.61           82
 Alabama                  105        4,387,098        4.25         11.07            560           41,782      74.28           80
 Colorado                  34        3,237,346        3.13         10.66            589           95,216      63.72           81
 New York                  32        3,034,094        2.94         11.26            593           94,815      70.74           77
 Others                   520       34,813,907       33.71         10.66            584           66,950      69.36           83
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                  1,475     $103,272,175      100.00%        10.48%           592         $ 70,015      68.34%          83
====================================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                           Distribution by Current LTV

                                    Aggregate
                       Number Of    Principal      Pct Of Mort                                  Average                     Weighted
                       Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg       Avg
  Current LTV            Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------
Below 50.00%              227     $  9,639,974        9.33%        10.28%           632         $ 42,467      37.48%          93
50.01 - 60.00%            205       12,227,341       11.84         10.55            611           59,646      55.87           83
60.01 - 70.00%            411       28,749,050       27.84         10.56            599           69,949      64.98           84
70.01 - 80.00%            391       32,221,585       31.20         10.48            582           82,408      74.45           83
80.01 - 85.00%            118       10,180,850        9.86         10.46            570           86,278      81.74           81
85.01 - 90.00%             87        7,435,429        7.20         10.84            559           85,465      86.36           79
90.01 - 95.00%             10          792,076        0.77          8.54            610           79,208      92.68           77
95.01 - 100.00%            20        1,746,084        1.69          9.52            553           87,304      96.63           69
100.01 - 125.00%            6          279,786        0.27          9.56            587           46,631      107.50          79
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,475     $103,272,175      100.00%        10.48%           592         $ 70,015      68.34%          83
====================================================================================================================================



                        Distribution by Occupancy Status

                                    Aggregate
                       Number Of    Principal      Pct Of Mort                                  Average                     Weighted
                       Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg       Avg
Occupancy Status         Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied          1,175     $ 85,489,672       82.78%        10.42%           588         $ 72,757      69.29%          83
Non Owner                 300       17,782,503       17.22         10.82            612           59,275      63.78           84
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,475     $103,272,175      100.00%        10.48%           592         $ 70,015      68.34%          83
====================================================================================================================================



                          Distribution by Property Type

                                    Aggregate
                       Number Of    Principal      Pct Of Mort                                  Average                     Weighted
                       Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg       Avg
  Property Type          Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------
Single Family             857     $ 62,822,680       60.83%        10.39%           585         $ 73,305      68.72%          84
PUD                       185       14,885,197       14.41         10.26            587           80,461      71.36           83
Man Housing               237       12,009,828       11.63         10.84            621           50,674      63.62           81
2-4 Family                 83        6,740,338        6.53         11.05            612           81,209      66.43           82
Condo                      45        3,128,318        3.03         10.25            607           69,518      67.02           90
Mixed Use                   7          800,598        0.78         10.89            654          114,371      51.83           79
Townhouse                  10          704,259        0.68         10.80            545           70,426      79.79           82
N/A                        51        2,180,956        2.11         11.18            572           42,764      72.90           80
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,475     $103,272,175      100.00%        10.48%           592         $ 70,015      68.34%          83
====================================================================================================================================



                          Distribution by Current FICO

                                    Aggregate
                       Number Of    Principal      Pct Of Mort                                  Average                     Weighted
                       Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg       Avg
  Current FICO           Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------
400-479                    59     $  4,534,819        4.39%        10.61%           466         $ 76,861      72.12%          79
480-499                   103        7,317,117        7.09         10.73            490           71,040      72.26           80
500-519                   123        7,738,633        7.49         10.73            511           62,916      69.97           83
520-539                   146       11,742,518       11.37         10.51            530           80,428      70.56           85
540-559                   138        9,760,957        9.45         10.48            549           70,732      71.31           83
560-579                   112        9,242,955        8.95         10.49            568           82,526      69.64           86
580-599                   118        9,078,117        8.79         10.24            589           76,933      68.99           84
600-619                   117        7,767,137        7.52         10.67            609           66,386      68.54           82
620-639                    83        6,027,801        5.84         10.32            630           72,624      68.56           84
640-659                    94        6,074,890        5.88         10.32            649           64,626      66.13           86
660-679                    84        5,344,060        5.17         10.46            670           63,620      66.15           83
680-699                    72        4,408,854        4.27         11.02            690           61,234      63.79           81
700-719                    64        4,309,441        4.17         10.61            709           67,335      66.21           82
720-739                    42        2,924,095        2.83         10.03            726           69,621      56.89           83
740 & Above                81        4,810,961        4.66          9.95            767           59,395      58.31           84
N/A                        39        2,189,820        2.12         10.18            N/A           56,149      69.26           87
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,475     $103,272,175      100.00%        10.48%           592         $ 70,015      68.34%          83
====================================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  Distribution by Remaining Months to Maturity

                                    Aggregate
  Remaining            Number Of    Principal      Pct Of Mort                                  Average                     Weighted
  Months To            Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg       Avg
  Maturity               Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------
1 - 72                     13     $    299,995        0.29%        12.10%           613         $ 23,077      54.17%          107
73 - 84                    18          444,698        0.43         11.04            613           24,705      49.81           103
85 - 96                    53        1,747,461        1.69         11.47            637           32,971      45.74            88
97 - 108                  165        6,437,723        6.23         11.13            605           39,017      60.65            79
109 - 120                   1           14,263        0.01         10.00            539           14,263      38.18            43
121 - 180                  12          879,412        0.85          7.25            574           73,284      46.86           164
181 - 240                   8          939,423        0.91          6.67            574          117,428      51.76           160
241 - 300               1,192       91,397,161       88.50         10.51            591           76,675      69.57            82
301 - 360                  13        1,112,040        1.08          8.38            535           85,542      89.79            44
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,475     $103,272,175      100.00%        10.48%           592         $ 70,015      68.34%           83
====================================================================================================================================



                   Distribution by Original Months to Maturity

                                    Aggregate
  Original             Number Of    Principal      Pct Of Mort                                  Average                     Weighted
  Months To            Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg       Avg
  Maturity               Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------
0 - 120                     8     $    145,498        0.14%        11.41%           612         $ 18,187      25.83%          78
121 - 180                 237        8,616,389        8.34         11.19            613           36,356      57.43           82
181 - 300                   8          432,712        0.42         11.41            560           54,089      67.06           93
301 - 360               1,222       94,077,576       91.10         10.41            590           76,987      69.41           83
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,475     $103,272,175      100.00%        10.48%           592         $ 70,015      68.34%          83
====================================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  The Mortgage Loans - Reperforming Collateral

Scheduled Principal Balance:                                $31,253,427
Number of Mortgage Loans:                                           408
Average Scheduled Principal Balance:                            $76,602
Weighted Average Current Rate:                                   10.89%
Weighted Average Net Rate:                                       10.39%
Weighted Average Current FICO (1):                                  517
Weighted Average Current LTV Ratio:                              80.11%
Weighted Average Stated Remaining Term (months):                    278
Weighted Average Seasoning (months):                                 46
Weighted Average Months to Roll:                                      4
Weighted Average Gross Margin:                                    6.51%
Weighted Average Net Margin:                                      6.01%
Weighted Average Next Adjustment Rate Cap:                        1.83%
Weighted Average Gross Maximum Lifetime Rate:                    17.53%

(1) 92% of the loans have FICO scores updated as of June 2003, while the remainder have a FICO score from the time of origination or thereafter.



                    Distribution by Current Principal Balance

                                    Aggregate
                       Number Of    Principal      Pct Of Mort                                  Average                     Weighted
  Current Principal    Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg       Avg
       Balance           Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------
$0 - $25,000               16     $    322,410        1.03%        11.81%           513         $ 20,151      51.84%          56
$25,001 - $50,000         116        4,563,408       14.60         11.63            519           39,340      73.17           49
$50,001 - $75,000         124        7,594,339       24.30         11.14            521           61,245      80.24           47
$75,001 - $100,000         59        5,079,491       16.25         10.68            522           86,093      81.86           49
$100,001 - $150,000        64        7,665,489       24.53         10.48            512          119,773      82.73           46
$150,001 - $200,000        16        2,670,104        8.54         10.97            506          166,882      85.93           42
$200,001 - $250,000        10        2,223,624        7.11         10.47            531          222,362      77.74           38
$300,001 - $450,000         3        1,134,562        3.63         10.35            499          378,187      80.68           42
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     408     $ 31,253,427      100.00%        10.89%           517         $ 76,602      80.11%          46
====================================================================================================================================



                          Distribution by Current Rate

                                    Aggregate
                       Number Of    Principal      Pct Of Mort                                  Average                     Weighted
                       Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg       Avg
  Current Rate           Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------
7.00- 7.49%                 2     $     91,128        0.29%         7.10%           515         $ 45,564      67.00%          52
7.50- 7.99%                 1          148,550        0.48          7.99            486          148,550      80.73           52
8.00- 8.49%                 7          792,843        2.54          8.33            503          113,263      78.17           53
8.50- 8.99%                23        2,165,253        6.93          8.80            531           94,141      75.27           48
9.00- 9.49%                27        2,497,137        7.99          9.30            522           92,487      78.40           47
9.50- 9.99%                29        2,370,880        7.59          9.78            512           81,754      82.51           48
10.00-10.49%               44        3,690,996       11.81         10.26            519           83,886      81.62           43
10.50-10.99%               78        6,322,013       20.23         10.76            508           81,051      81.12           47
11.00-11.49%               40        3,184,829       10.19         11.22            514           79,621      83.33           45
11.50-11.99%               59        4,227,332       13.53         11.73            522           71,650      82.06           48
12.00-12.49%               23        1,502,111        4.81         12.28            513           65,309      81.57           41
12.50-12.99%               32        2,133,948        6.83         12.76            533           66,686      77.98           42
13.00-13.49%               13          627,318        2.01         13.28            511           48,255      79.80           49
13.50-13.99%               17          868,082        2.78         13.76            539           51,064      73.21           46
14.00% & Above             13          631,006        2.02         14.72            491           48,539      63.94           51
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     408     $ 31,253,427      100.00%        10.89%           517         $ 76,602      80.11%          46
====================================================================================================================================

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by Lien

                                    Aggregate
                       Number Of    Principal      Pct Of Mort                                  Average                     Weighted
                       Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg       Avg
     Lien                Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------
1                         392     $ 30,704,383       98.24%        10.84%           517         $ 78,328      80.76%          46
2                          16          549,044        1.76         13.88            544           34,315      43.71           63
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     408     $ 31,253,427      100.00%        10.89%           517         $ 76,602      80.11%          46
====================================================================================================================================



                    Distribution by Rate Adjustment Frequency

                                    Aggregate
                       Number Of    Principal      Pct Of Mort                                  Average                     Weighted
 Rate Adjustment       Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg       Avg
    Frequency            Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------
 6                        145     $ 12,816,495       41.01%        10.68%           513         $ 88,390      80.31%          42
12                          4          377,953        1.21          9.15            508           94,488      82.73           78
N/A                       259       18,058,980       57.78         11.07            520           69,726      79.91           49
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     408     $ 31,253,427      100.00%        10.89%           517         $ 76,602      80.11%          46
====================================================================================================================================



                      Distribution by Months to Rate Reset

                                    Aggregate
                       Number Of    Principal      Pct Of Mort                                  Average                     Weighted
  Months To Rate       Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg       Avg
      Reset              Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------

1-3                        69     $  5,966,723       19.09%        10.98%           512         $ 86,474      80.32%          43
4-6                        78        7,061,789       22.60         10.39            515           90,536      80.49           42
7-12                        2          165,936        0.53          8.91            497           82,968      78.20           84
N/A                       259       18,058,980       57.78         11.07            520           69,726      79.91           49
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     408     $ 31,253,427      100.00%        10.89%           517         $ 76,602      80.11%          46
====================================================================================================================================



                            Distribution by Next Cap

                                    Aggregate
                       Number Of    Principal      Pct Of Mort                                  Average                     Weighted
                       Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg       Avg
     Next Cap            Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------
1.00%                      76     $  6,425,467       20.56%        10.41%           514         $ 84,546      78.95%          47
1.50%                      13        1,260,498        4.03         10.02            511           96,961      82.60           41
2.00%                       7          738,591        2.36          8.86            501          105,513      80.64           60
3.00%                      53        4,769,892       15.26         11.38            515           89,998      81.69           36
N/A                       259       18,058,980       57.78         11.07            520           69,726      79.91           49
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     408     $ 31,253,427      100.00%        10.89%           517         $ 76,602      80.11%          46
====================================================================================================================================



                        Distribution by Life Maximum Rate

                                    Aggregate
                       Number Of    Principal      Pct Of Mort                                  Average                     Weighted
                       Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg       Avg
Life Maximum Rate        Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------
14.00-14.99%                9     $  1,019,885        3.26%         8.54%           508         $113,321      73.67%          48
15.00-15.99%               16        1,538,611        4.92          9.34            511           96,163      78.59           45
16.00-16.99%               35        3,070,413        9.82         10.32            514           87,726      81.45           47
17.00-17.99%               36        2,785,279        8.91         10.92            510           77,369      80.07           43
18.00-18.99%               22        2,175,739        6.96         11.73            512           98,897      81.61           41
19.00% & Above             31        2,604,520        8.33         11.39            520           84,017      82.12           37
N/A                       259       18,058,980       57.78         11.07            520           69,726      79.91           49
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     408     $ 31,253,427      100.00%        10.89%           517         $ 76,602      80.11%          46
====================================================================================================================================

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by Margin

                                    Aggregate
                       Number Of    Principal      Pct Of Mort                                  Average                     Weighted
                       Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg       Avg
   Margin                Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------
2.00- 3.99%                 3     $    394,277        1.26%         8.76%           500         $131,426      72.19%          36
4.00- 4.49%                 2          226,495        0.72          8.24            503          113,247      76.15           69
4.50- 4.99%                10        1,113,345        3.56          9.10            485          111,335      79.17           44
5.00- 5.49%                 9          641,220        2.05          9.45            519           71,247      78.56           45
5.50- 5.99%                14        1,479,981        4.74         10.18            514          105,713      83.88           46
6.00- 6.49%                18        1,699,075        5.44         10.49            530           94,393      78.10           43
6.50- 6.99%                38        3,225,949       10.32         10.55            512           84,893      80.44           44
7.00- 7.49%                21        1,577,663        5.05         11.34            507           75,127      79.61           46
7.50- 7.99%                15        1,231,081        3.94         11.36            512           82,072      84.23           42
8.00- 8.49%                14        1,203,416        3.85         12.39            537           85,958      80.15           35
8.50% & Above               5          401,944        1.29         12.85            500           80,389      85.37           33
N/A                       259       18,058,980       57.78         11.07            520           69,726      79.91           49
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     408     $ 31,253,427      100.00%        10.89%           517         $ 76,602      80.11%          46
====================================================================================================================================



                          Distribution by Product Type

                                    Aggregate
                       Number Of    Principal      Pct Of Mort                                  Average                     Weighted
                       Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg       Avg
  Product Type           Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------
 1 yr ARM                   4     $    377,953        1.21%         9.15%           508         $ 94,488      82.73%          78
 6 MO LIBOR               144       12,708,929       40.66         10.70            513           88,256      80.54           42
 COFI                       1          107,566        0.34          8.95            590          107,566      53.78            3
 Fixed                    259       18,058,980       57.78         11.07            520           69,726      79.91           49
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                    408     $ 31,253,427      100.00%        10.89%           517         $ 76,602      80.11%          46
====================================================================================================================================



                          Distribution by Amoritization

                                    Aggregate
                       Number Of    Principal      Pct Of Mort                                  Average                     Weighted
                       Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg       Avg
   Amoritization         Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------
 10 Yr. Amortization        4     $    107,851        0.35%         9.42%           531         $ 26,963      56.06%          45
 10 Yr. Balloon             3          191,440        0.61         11.20            510           63,813      73.97           46
 15 Yr. Amortization       35        1,409,576        4.51         11.49            543           40,274      67.92           47
 15 Yr. Balloon            32        2,533,763        8.11         10.94            512           79,180      82.98           49
 30 Yr. Amortization      333       26,976,102       86.31         10.86            516           81,009      80.62           46
 30 Yr. Balloon             1           34,695        0.11         12.95            483           34,695      76.59           106
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                    408     $ 31,253,427      100.00%        10.89%           517         $ 76,602      80.11%          46
====================================================================================================================================

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by Loan MI

                                    Aggregate
                       Number Of    Principal      Pct Of Mort                                  Average                     Weighted
                       Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg       Avg
    Loan MI              Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------
> 80 LTV, No MI           198     $ 16,974,322       54.31%        10.92%           515         $ 85,729      87.69%          46
Under 80                  210       14,279,105       45.69         10.86            520           67,996      71.10           46
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     408     $ 31,253,427      100.00%        10.89%           517         $ 76,602      80.11%          46
====================================================================================================================================



                            Distribution by Zip Code

                                    Aggregate
                       Number Of    Principal      Pct Of Mort                                  Average                     Weighted
                       Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg       Avg
   Zip Code              Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------
98118                       1     $    420,742        1.35%        10.18%           527         $420,742      88.62%          40
92106                       1          371,068        1.19          9.38            469          371,068      78.12           39
30064                       2          370,514        1.19          9.79            540          185,257      87.86           47
93065                       1          342,751        1.10         11.63            498          342,751      73.71           47
30344                       2          244,206        0.78         10.44            535          122,103      81.38           47
92008                       1          243,131        0.78          8.25            465          243,131      77.80           43
20745                       1          236,292        0.76         12.99            545          236,292      84.34           33
84604                       1          233,422        0.75         10.05            473          233,422      93.37           33
48094                       1          233,167        0.75         10.62            498          233,167      74.50           46
92630                       1          226,248        0.72          8.99            525          226,248      78.83           27
Others                    396       28,331,884       90.65         10.96            518           71,545      79.91           47
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     408     $ 31,253,427      100.00%        10.89%           517         $ 76,602      80.11%          46
====================================================================================================================================



                              Distribution by State

                                    Aggregate
                       Number Of    Principal      Pct Of Mort                                  Average                     Weighted
                       Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg       Avg
      State              Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------
 Georgia                   38     $  2,873,925        9.20%        10.72%           523         $ 75,630      80.27%          48
 Illinois                  29        2,542,493        8.14         11.14            500           87,672      84.61           43
 Florida                   33        2,127,628        6.81         11.35            510           64,474      80.30           45
 Ohio                      27        2,005,500        6.42         11.04            525           74,278      82.45           42
 California-South          12        1,998,606        6.39         10.02            515          166,551      78.78           58
 Michigan                  26        1,964,970        6.29         11.27            524           75,576      76.26           44
 Pennsylvania              25        1,831,994        5.86         10.70            512           73,280      75.60           45
 North Carolina            20        1,475,844        4.72         10.94            515           73,792      85.58           49
 Tennessee                 17        1,304,906        4.18         10.79            529           76,759      83.58           39
 Texas                     24        1,290,662        4.13         10.91            518           53,778      75.07           47
 California-North           8          773,947        2.48         10.79            500           96,743      76.35           52
 Others                   149       11,062,953       35.40         10.90            520           74,248      79.96           47
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                    408     $ 31,253,427      100.00%        10.89%           517         $ 76,602      80.11%          46
====================================================================================================================================



                           Distribution by Current LTV

                                    Aggregate
                       Number Of    Principal      Pct Of Mort                                  Average                     Weighted
                       Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg       Avg
  Current LTV            Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------
Below 50.00%               19         $609,819        1.95%        12.59%           524          $32,096      35.46%          59
50.01 - 60.00%             18          932,342        2.98         10.04            536           51,797      53.96           41
60.01 - 70.00%             48        2,758,906        8.83         11.25            521           57,477      65.94           49
70.01 - 80.00%            127       10,094,194       32.30         10.71            518           79,482      76.32           45
80.01 - 85.00%             83        6,531,936       20.90         11.09            514           78,698      83.07           45
85.01 - 90.00%             64        5,797,542       18.55         10.58            520           90,587      87.94           48
90.01 - 95.00%             38        3,754,036       12.01         11.16            509           98,790      93.21           42
95.01 - 100.00%             8          580,055        1.86         11.16            511           72,507      97.47           53
100.01 - 125.00%            3          194,599        0.62         10.61            512           64,866      106.00         116
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     408     $ 31,253,427      100.00%        10.89%           517         $ 76,602      80.11%          46
====================================================================================================================================

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Distribution by Occupancy Status

                                    Aggregate
                       Number Of    Principal      Pct Of Mort                                  Average                     Weighted
                       Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg       Avg
 Occupancy Status        Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied            386     $ 29,579,158       94.64%        10.93%           516         $ 76,630      80.31%          46
Non Owner                  22        1,674,269        5.36         10.22            532           76,103      76.62           50
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     408     $ 31,253,427      100.00%        10.89%           517         $ 76,602      80.11%          46
====================================================================================================================================



                          Distribution by Property Type

                                    Aggregate
                       Number Of    Principal      Pct Of Mort                                  Average                     Weighted
                       Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg       Avg
  Property Type          Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------
Single Family             378     $ 28,775,437       92.07%        10.89%           516         $ 76,125      80.59%          46
2-4 Family                 14        1,423,776        4.56         10.52            538          101,698      78.16           41
Condo                      11          621,164        1.99         12.01            538           56,469      62.09           54
Man Housing                 3          278,405        0.89         10.42            554           92,802      79.21           54
Townhouse                   2          154,646        0.49         10.70            477           77,323      82.49           42
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     408     $ 31,253,427      100.00%        10.89%           517         $ 76,602      80.11%          46
====================================================================================================================================



                          Distribution by Current FICO

                                    Aggregate
                       Number Of    Principal      Pct Of Mort                                  Average                     Weighted
                       Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg       Avg
   Current FICO          Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------
 400-479                   67     $  5,831,454       18.66%        10.75%           462         $ 87,037      82.12%          43
 480-499                   79        6,031,937       19.30         10.97            492           76,354      80.65           50
 500-519                   66        4,305,867       13.78         11.10            509           65,240      77.90           48
 520-539                   77        6,383,851       20.43         10.62            529           82,907      79.47           44
 540-559                   56        4,443,907       14.22         11.16            550           79,355      82.48           47
 560-579                   28        1,793,440        5.74         11.16            568           64,051      78.46           45
 580-599                   15          982,576        3.14         10.12            588           65,505      75.40           44
 600-619                    5          345,194        1.10          9.85            612           69,039      77.51           56
 620-639                    2          159,912        0.51         12.03            632           79,956      68.34           55
 640-659                    4          446,942        1.43         11.54            652          111,736      81.88           39
 660-679                    3          114,759        0.37         11.23            672           38,253      73.81           61
 N/A                        6          413,588        1.32         11.15            N/A           68,931      76.19           59
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                    408     $ 31,253,427      100.00%        10.89%           517         $ 76,602      80.11%          46
====================================================================================================================================



                  Distribution by Remaining Months to Maturity

                                    Aggregate
  Remaining            Number Of    Principal      Pct Of Mort                                  Average                     Weighted
  Months To            Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg       Avg
  Maturity               Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------
1 - 72                      5     $    279,278        0.89%        11.19%           528         $ 55,856      69.34%          87
73 - 84                     5          235,888        0.75         10.45            500           47,178      73.37           45
85 - 96                     1           35,225        0.11         14.41            511           35,225      60.42           67
97 - 108                    3          111,338        0.36         12.44            518           37,113      75.90           76
109 - 120                  11          587,265        1.88         11.40            525           53,388      78.45           66
121 - 180                  71        4,379,398       14.01         11.07            525           61,682      77.03           49
181 - 240                  23        1,226,415        3.92         11.30            525           53,322      75.78           58
241 - 300                  16          929,455        2.97         10.55            507           58,091      76.43           70
301 - 360                 273       23,469,165       75.09         10.83            516           85,968      81.35           43
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     408     $ 31,253,427      100.00%        10.89%           517         $ 76,602      80.11%          46
====================================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                   Distribution by Original Months to Maturity

                                    Aggregate
  Original             Number Of    Principal      Pct Of Mort                                  Average                     Weighted
  Months To            Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg       Avg
  Maturity               Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------
0 - 120                     7     $    299,291        0.96%        10.56%           517         $ 42,756      67.52%          46
121 - 180                  67        3,943,339       12.62         11.14            524           58,856      77.60           48
181 - 300                  44        2,525,957        8.08         11.36            524           57,408      74.44           55
301 - 360                 290       24,484,841       78.34         10.81            515           84,430      81.26           45
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     408     $ 31,253,427      100.00%        10.89%           517         $ 76,602      80.11%          46
====================================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                           The Mortgage Loans - Others

Scheduled Principal Balance:                                      $40,691,621
Number of Mortgage Loans:                                                 486
Average Scheduled Principal Balance:                                  $83,728
Weighted Average Current Rate:                                          8.93%
Weighted Average Net Rate:                                              8.43%
Weighted Average Current FICO (1):                                        607
Weighted Average Current LTV Ratio:                                    73.83%
Weighted Average Stated Remaining Term (months):                          319
Weighted Average Seasoning (months):                                       11
Weighted Average Months to Roll:                                           16
Weighted Average Gross Margin:                                          6.09%
Weighted Average Net Margin:                                            5.59%
Weighted Average Next Adjustment Rate Cap:                              2.67%
Weighted Average Gross Maximum Lifetime Rate:                          15.06%

(1) 92% of the loans have FICO scores updated as of June 2003, while the remainder have a FICO score from the time of origination or thereafter.



                    Distribution by Current Principal Balance

                                    Aggregate
                       Number Of    Principal      Pct Of Mort                                  Average                     Weighted
  Current Principal    Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg       Avg
       Balance           Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------
$0 - $25,000               75     $  1,473,803        3.62%        11.01%           621         $ 19,651      20.41%           6
$25,001 - $50,000         132        4,483,675       11.02         10.57            626           33,967      36.98            8
$50,001 - $75,000          73        4,663,673       11.46          9.39            598           63,886      70.95           10
$75,001 - $100,000         82        7,149,210       17.57          8.88            599           87,185      80.04           11
$100,001 - $150,000        61        7,420,519       18.24          8.72            596          121,648      85.89           12
$150,001 - $200,000        34        5,781,375       14.21          8.79            596          170,040      84.03           12
$200,001 - $250,000        10        2,266,692        5.57          9.07            600          226,669      91.40           10
$250,001 - $300,000         5        1,396,650        3.43          9.00            516          279,330      84.96           14
$300,001 - $450,000         7        2,473,663        6.08          7.03            641          353,380      70.27           17
$450,001 - $650,000         7        3,582,362        8.80          7.40            667          511,766      78.83           10
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     486     $ 40,691,621      100.00%         8.93%           607         $ 83,728      73.83%          11
====================================================================================================================================



                          Distribution by Current Rate

                                    Aggregate
                       Number Of    Principal      Pct Of Mort                                  Average                     Weighted
                       Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg       Avg
  Current Rate           Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------
Below 7.00%                10     $  2,414,571        5.93%         6.44%           646         $241,457      77.79%          10
7.00- 7.49%                38        5,586,472       13.73          7.22            659          147,012      81.56           13
7.50- 7.99%                37        4,924,051       12.10          7.69            606          133,082      83.92           13
8.00- 8.49%                38        3,943,885        9.69          8.28            620          103,786      89.22           11
8.50- 8.99%                70        6,917,293       17.00          8.70            592           98,818      85.92           11
9.00- 9.49%                25        2,771,899        6.81          9.21            577          110,876      85.85           14
9.50- 9.99%                48        4,561,425       11.21          9.77            563           95,030      75.16           12
10.00-10.49%               16        1,416,224        3.48         10.25            587           88,514      75.69           13
10.50-10.99%              131        5,237,380       12.87         10.90            623           39,980      32.25            7
11.00-11.49%               26          571,275        1.40         11.22            622           21,972      19.63            4
11.50-11.99%               22        1,084,286        2.66         11.80            588           49,286      54.16            9
12.00-12.49%                7          395,051        0.97         12.15            579           56,436      53.71           10
12.50-12.99%               13          708,128        1.74         12.68            532           54,471      68.91           15
13.00-13.49%                4          125,787        0.31         13.17            592           31,447      28.73           13
13.50-13.99%                1           33,895        0.08         13.55            585           33,895      23.54           12
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     486     $ 40,691,621      100.00%         8.93%           607         $ 83,728      73.83%          11
====================================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by Lien

                                    Aggregate
                       Number Of    Principal      Pct Of Mort                                  Average                     Weighted
                       Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg       Avg
      Lien               Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------
 1                       287       $ 33,949,092       83.43%         8.52%           601         $118,290      84.51%          12
 2                       199          6,742,530       16.57         11.02            639           33,882      20.03            6
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                   486       $ 40,691,621      100.00%         8.93%           607         $ 83,728      73.83%          11
====================================================================================================================================



               Distribution by Rate Adjustment Frequency (Months)

                                    Aggregate
                       Number Of    Principal      Pct Of Mort                                  Average                     Weighted
  Rate Adjustmental    Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg       Avg
     Frequency           Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------
 6                        127     $ 16,775,588       41.23%         8.91%           581         $132,091      82.39%          11
 12                         8        1,048,167        2.58          7.28            631          131,021      84.20           16
 N/A                      351       22,867,867       56.20          9.02            626           65,151      67.07           11
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                    486     $ 40,691,621      100.00%         8.93%           607         $ 83,728      73.83%          11
====================================================================================================================================



                      Distribution by Months to Rate Reset

                                    Aggregate
                       Number Of    Principal      Pct Of Mort                                  Average                     Weighted
  Months To Rate       Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg       Avg
      Reset              Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------
4-6                         7     $    971,939        2.39%        10.21%           579         $138,848      81.05%          19
7-12                       39        4,420,072       10.86          9.48            548          113,335      82.78           13
13-24                      80       11,271,409       27.70          8.60            593          140,893      82.19            9
25 & Above                  9        1,160,334        2.85          7.21            636          128,926      85.65           15
N/A                       351       22,867,867       56.20          9.02            626           65,151      67.07           11
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     486     $ 40,691,621      100.00%         8.93%           607         $ 83,728      73.83%          11
====================================================================================================================================



                            Distribution by Next Cap

                                    Aggregate
                       Number Of    Principal      Pct Of Mort                                  Average                     Weighted
                       Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg       Avg
    Next cap             Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------
 0.00%                      4     $    749,920        1.84%         8.36%           580         $187,480      84.22%          15
 1.00%                      2          257,462        0.63          9.90            667          128,731      76.31           16
 1.50%                     47        5,294,024       13.01          8.86            548          112,639      76.43           10
 3.00%                     71       10,245,299       25.18          8.90            596          144,300      85.49           11
 5.00%                      8        1,048,167        2.58          7.28            631          131,021      84.20           16
 6.00%                      3          228,882        0.56         11.35            578           76,294      82.75           15
 N/A                      351       22,867,867       56.20          9.02            626           65,151      67.07           11
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                    486     $ 40,691,621      100.00%         8.93%           607         $ 83,728      73.83%          11
====================================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Distribution by Life Maximum Rate

                                    Aggregate
                       Number Of    Principal      Pct Of Mort                                  Average                    Weighted
   Life Maximum        Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg      Avg
       Rate              Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------
 10.00-11.99%               2     $    495,741        1.22%         5.58%           636         $247,870      62.81%          11
 12.00-12.99%               9        1,951,312        4.80          6.78            663          216,812      83.76           10
 13.00-13.99%               8        2,117,996        5.20          7.55            671          264,750      85.65           10
 14.00-14.99%              34        4,096,545       10.07          8.28            575          120,487      83.64           11
 15.00-15.99%              38        4,382,812       10.77          9.27            555          115,337      81.91           12
 16.00-16.99%              28        3,300,560        8.11         10.06            549          117,877      81.39           12
 17.00-17.99%               8          710,100        1.75         11.34            536           88,763      81.73           11
 18.00-18.99%               8          768,689        1.89         12.21            516           96,086      86.09           14
 N/A                      351       22,867,867       56.20          9.02            626           65,151      67.07           11
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                    486     $ 40,691,621      100.00%         8.93%           607         $ 83,728      73.83%          11
====================================================================================================================================



                             Distribution by Margin

                                    Aggregate
                       Number Of    Principal      Pct Of Mort                                  Average                     Weighted
                       Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg       Avg
     Margin              Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------
 2.00- 3.99%               10     $  2,071,301        5.09%         6.96%           657         $207,130      81.85%          12
 4.00- 4.49%                2          712,659        1.75          6.80            704          356,329      79.27           10
 4.50- 4.99%                8        1,367,667        3.36          7.64            630          170,958      81.71           11
 5.00- 5.49%                9          783,528        1.93          9.17            591           87,059      83.50           14
 5.50- 5.99%               11        1,873,566        4.60          8.24            628          170,324      89.92           10
 6.00- 6.49%               29        3,571,544        8.78          8.61            567          123,157      82.81           11
 6.50- 6.99%               20        1,989,157        4.89          9.39            541           99,458      80.93           10
 7.00- 7.49%               26        3,153,584        7.75          9.47            542          121,292      77.45           11
 7.50- 7.99%                6          876,252        2.15         10.41            551          146,042      91.88           14
 8.00- 8.49%                3          350,509        0.86         10.43            564          116,836      86.63           11
 8.50% & Above             11        1,073,988        2.64         11.89            513           97,635      80.96           13
 N/A                      351       22,867,867       56.20          9.02            626           65,151      67.07           11
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                    486     $ 40,691,621      100.00%         8.93%           607         $ 83,728      73.83%          11
====================================================================================================================================



                          Distribution by Product Type

                                    Aggregate
                       Number Of    Principal      Pct Of Mort                                  Average                     Weighted
                       Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg       Avg
   Product Type          Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------
2/28 ARM                  119     $ 15,498,831       38.09%         8.94%           581         $130,242      82.70%          11
3/27 ARM                    8        1,276,757        3.14          8.59            575          159,595      78.71           14
5/1 ARM                     6          822,747        2.02          6.70            615          137,124      80.28           11
7/1 ARM                     2          225,420        0.55          9.44            688          112,710      98.48           32
Fixed                     351       22,867,867       56.20          9.02            626           65,151      67.07           11
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     486     $ 40,691,621      100.00%         8.93%           607         $ 83,728      73.83%          11
====================================================================================================================================



                          Distribution by Amortization

                                    Aggregate
                       Number Of    Principal      Pct Of Mort                                  Average                     Weighted
                       Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg       Avg
 Amortization            Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------
10 Yr. Amortization         2     $    186,572        0.46%         7.60%           627         $ 93,286      86.83%           9
10 Yr. Balloon              1           15,596        0.04         10.62            502           15,596      19.50           21
15 Yr. Amortization        63        2,640,392        6.49         10.51            627           41,911      35.21            9
15 Yr. Balloon              5          281,311        0.69         10.83            661           56,262      20.24            6
30 Yr. Amortization       409       37,351,531       91.79          8.80            606           91,324      77.23           11
30 Yr. Balloon              6          216,219        0.53         10.66            637           36,037      20.03            6
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     486     $ 40,691,621      100.00%         8.93%           607         $ 83,728      73.83%          11
====================================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by Loan MI

                                    Aggregate
                       Number Of    Principal      Pct Of Mort                                  Average                     Weighted
                       Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg       Avg
    Loan MI              Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------
> 80 LTV, MI               88     $  9,524,797       23.41%         8.77%           606         $108,236      95.03%          14
> 80 LTV, No MI            79        9,251,349       22.74          8.63            588          117,106      91.78           11
Under 80                  319       21,915,476       53.86          9.13            616           68,701      57.03           10
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     486     $ 40,691,621      100.00%         8.93%           607         $ 83,728      73.83%          11
====================================================================================================================================



                            Distribution by Zip Code

                                    Aggregate
                       Number Of    Principal      Pct Of Mort                                  Average                     Weighted
                       Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg       Avg
    Zip Code             Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------
30017                       1     $    561,035        1.38%         7.62%           679         $561,035      94.29%          10
11238                       1          531,350        1.31          7.25            695          531,350      79.42            9
84060                       1          526,906        1.29          7.25            750          526,906      69.03           17
92832                       1          526,350        1.29          6.75            737          526,350      79.99            9
92694                       1          496,784        1.22          6.50            629          496,784      78.86            7
91301                       1          486,351        1.20          8.99            487          486,351      68.99           13
90740                       1          453,586        1.11          7.50            678          453,586      79.58            7
34102                       1          385,696        0.95          7.50            581          385,696      47.32           29
91006                       1          372,206        0.91          7.37            736          372,206      67.94           17
20169                       1          370,740        0.91          7.25            669          370,740      79.09           14
Others                    476       35,980,618       88.42          9.13            600           75,590      73.62           11
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     486     $ 40,691,621      100.00%         8.93%           607         $ 83,728      73.83%          11
====================================================================================================================================



                              Distribution by State

                                    Aggregate
                       Number Of    Principal      Pct Of Mort                                  Average                     Weighted
                       Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg       Avg
     State               Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------
California-South           60     $  6,255,213       15.37%         8.92%           641         $104,254      64.57%          10
Texas                      35        3,127,196        7.69          8.57            582           89,348      83.47           11
Florida                    32        2,702,215        6.64          8.86            594           84,444      71.79           14
California-North           36        2,403,385        5.91          9.47            620           66,761      44.79            9
Arizona                    26        1,805,555        4.44          9.23            624           69,444      78.63           13
Ohio                       20        1,703,753        4.19          8.39            625           85,188      87.96           11
North Carolina             20        1,619,398        3.98          8.88            601           80,970      80.99           12
Massachusetts              11        1,536,894        3.78          8.47            583          139,718      74.99            9
Michigan                   18        1,492,833        3.67          9.09            567           82,935      80.26           10
Georgia                     6        1,300,816        3.20          8.30            634          216,803      87.67           13
Others                    222       16,744,363       41.15          9.04            601           75,425      75.58           12
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     486     $ 40,691,621      100.00%         8.93%           607         $ 83,728      73.83%          11
====================================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                           Distribution by Current LTV

                                    Aggregate
                       Number Of    Principal      Pct Of Mort                                  Average                     Weighted
                       Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg       Avg
   Current LTV           Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------
Below 50.00%              206     $  7,307,034       17.96%        10.80%           634         $ 35,471      21.87%           8
50.01 - 60.00%              6          892,688        2.19          7.59            552          148,781      56.42           11
60.01 - 70.00%             26        3,177,709        7.81          8.32            624          122,220      67.96           12
70.01 - 80.00%             85       10,580,786       26.00          8.34            606          124,480      77.93           11
80.01 - 85.00%             30        3,544,208        8.71          9.43            545          118,140      84.27           11
85.01 - 90.00%             23        2,910,212        7.15          8.85            605          126,531      88.91           13
90.01 - 95.00%             25        3,479,847        8.55          8.63            609          139,194      93.84           12
95.01 - 100.00%            79        8,403,945       20.65          8.34            616          106,379      98.31           13
100.01 - 125.00%            6          395,193        0.97          9.49            517           65,866      109.34          15
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     486     $ 40,691,621      100.00%         8.93%           607         $ 83,728      73.83%          11
====================================================================================================================================



                        Distribution by Occupancy Status

                                    Aggregate
                       Number Of    Principal      Pct Of Mort                                  Average                     Weighted
                       Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg       Avg
Occupancy Status         Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied            477     $ 40,098,862       98.54%         8.93%           607         $ 84,065      73.75%          11
Non Owner                   9          592,759        1.46          9.32            645           65,862      78.69           11
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     486     $ 40,691,621      100.00%         8.93%           607         $ 83,728      73.83%          11
====================================================================================================================================



                                 Distribution by

                                    Aggregate
                       Number Of    Principal      Pct Of Mort                                  Average                     Weighted
                       Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg       Avg
  Property Type          Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------
 Single Family            319      $25,051,038       61.56%         9.12%           600          $78,530      72.79%          12
 Man Housing               72        6,162,829       15.15          8.50            590           85,595      76.85            9
 PUD                       37        3,625,474        8.91          8.77            629           97,986      62.95            8
 2-4 Family                19        2,900,179        7.13          8.72            627          152,641      85.21           10
 Condo                     35        2,678,600        6.58          8.69            670           76,531      77.22           13
 Townhouse                  3          241,686        0.59          8.07            579           80,562      90.19           13
 N/A                        1           31,816        0.08          8.62            653           31,816      99.42            9
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                    486     $ 40,691,621      100.00%         8.93%           607         $ 83,728      73.83%          11
====================================================================================================================================



                          Distribution by Current FICO

                                    Aggregate
                       Number Of    Principal      Pct Of Mort                                  Average                     Weighted
                       Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg       Avg
   Current FICO          Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------
400-479                    14     $  1,383,108        3.40%        10.14%           464         $ 98,793      85.76%          14
480-499                    20        2,107,601        5.18          8.86            489          105,380      85.50           13
500-519                    31        3,169,543        7.79          9.62            509          102,243      80.47           13
520-539                    30        2,961,464        7.28          9.10            530           98,715      79.57           11
540-559                    27        2,733,615        6.72          9.23            548          101,245      86.53           13
560-579                    24        2,141,486        5.26          8.77            569           89,229      81.16           12
580-599                    35        3,623,414        8.90          8.30            588          103,526      71.62           13
600-619                    71        4,469,167       10.98          9.15            611           62,946      66.52           10
620-639                    70        3,982,865        9.79          9.25            629           56,898      61.67            9
640-659                    53        3,029,707        7.45          9.45            649           57,164      58.07            8
660-679                    42        3,302,316        8.12          8.69            674           78,627      68.12            9
680-699                    21        2,337,296        5.74          8.46            692          111,300      77.63           10
700-719                    18        1,444,365        3.55          9.37            705           80,242      68.88            9
720-739                    14        2,350,003        5.78          7.53            731          167,857      80.51           12
740 & Above                15        1,557,417        3.83          7.99            757          103,828      78.27           16
N/A                         1           98,256        0.24          7.50            N/A           98,256      91.12           22
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     486     $ 40,691,621      100.00%         8.93%           607         $ 83,728      73.83%          11
====================================================================================================================================


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
                  Distribution by Remaining Months to Maturity

                                    Aggregate
  Remaining            Number Of    Principal      Pct Of Mort                                  Average                     Weighted
  Months To            Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg       Avg
  Maturity               Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------
73 - 84                     1     $    136,623        0.34%         7.00%           615         $136,623      94.22%           8
97 - 108                    2           65,545        0.16          9.58            621           32,773      55.39           15
121 - 180                  68        2,921,703        7.18         10.54            630           42,966      33.77            9
181 - 240                 146        5,099,339       12.53         10.66            642           34,927      26.29            6
241 - 300                   3          174,968        0.43          7.62            581           58,323      91.96           17
301 - 360                 266       32,293,444       79.36          8.53            600          121,404      84.81           12
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     486     $ 40,691,621      100.00%         8.93%           607         $ 83,728      73.83%          11
====================================================================================================================================



                   Distribution by Original Months to Maturity

                                    Aggregate
  Original             Number Of    Principal      Pct Of Mort                                  Average                     Weighted
  Months To            Mortgage      Balance       Pool By Agg                 Weighted Avg    Principal   Weighted Avg       Avg
  Maturity               Loans     Outstanding       Prin Bal   Current Rate   Current FICO     Balance     Current LTV    Seasoning
------------------------------------------------------------------------------------------------------------------------------------
0 - 120                     3     $    202,169        0.50%         7.84%           617         $ 67,390      81.63%          10
121 - 180                  68        2,921,703        7.18         10.54            630           42,966      33.77            9
181 - 300                 148        5,272,829       12.96         10.56            640           35,627      28.47            6
301 - 360                 267       32,294,922       79.37          8.53            600          120,955      84.81           12
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     486     $ 40,691,621      100.00%         8.93%           607         $ 83,728      73.83%          11
====================================================================================================================================